2017 Third-Quarter Results October 19, 2017 Designing a Smoke-Free Future Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the third quarter of 2017 and comparing them to the same period in 2016 ● Unless otherwise stated, references to total industry, total market, PMI volume and PMI market share performance reflect cigarettes and PMI’s heated tobacco units for those markets that have commercial sales of IQOS ● A glossary of terms, adjustments and other calculations, as well as reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website ● "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI ● PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended June 30, 2017. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 Q3, 2017 Highlights ● Very strong currency-neutral financial results (adjusted diluted EPS growth of 11.2%) ● Sequential quarterly improvement in our total shipment volume ● Higher total international market share(a) ● Continued positive momentum for IQOS ● Industry-wide dynamics in Saudi Arabia and Russia putting pressure on our results and moderating our growth outlook for the year (a) Excluding China and the U.S. Note: Total shipment volume includes cigarettes and heated tobacco units Source: PMI Financials or estimates

5 2017 EPS Guidance ● Revising 2017 reported diluted EPS guidance to $4.75 to $4.80, at prevailing exchange rates: - Now includes approximately 17 cents of unfavorable currency at prevailing exchange rates (vs. 14 cents previously) - Includes four cents for favorable tax item recorded in Q1, 2017 - No share repurchases ● Excluding currency and the favorable tax item, our guidance represents a growth rate of approximately 9% to 10% versus our adjusted diluted EPS of $4.48 in 2016 Source: PMI Financials or estimates

6 2017 EPS Guidance: Key Components ● PMI volume decline of around 3% ● Currency-neutral net revenue growth of over 7% ● Moderate decline in currency-neutral adjusted OCI margin, primarily reflecting: - The impact of Saudi Arabia and Russia - Higher investments supporting the commercialization of IQOS ● Positive currency variance estimated for Q4: - Favorable comparison related to the Egyptian Pound, which had an adverse transactional currency impact on our results in Q4, 2016 Source: PMI Financials or estimates

7 ● PMI volume down by 0.5%, or by 1.3% excluding inventory movements ● Sequential improvement in the decline notably reflected: - Strong growth from our heated tobacco products, driven by Japan and Korea - Cigarette volume growth in Indonesia and Pakistan - Deceleration in the cigarette volume decline in the Philippines ● Q4, 2017: - Expect volume growth, driven by heated tobacco units Source: PMI Financials or estimates PMI Volume: Sequential Improvement Continued in Q3, 2017 (0.5)% (5.0)% (9.4)% PMI Volume Variance (2017 vs. PY) Q1 Q2 Q3 YTD September (4.9)%

8 PMI Financial Results: Very Strong Performance, ex-Currency Source: PMI Financials or estimates 1.7 7.0 9.0 Q3 % Growth (2017 vs. PY) ̶ 8.7 11.2 Q3 (1.7) 5.9 6.8 Q3 Net Revenues Adjusted OCI Adjusted Diluted EPS YTD Sept: 6.0% YTD Sept: 4.0% YTD Sept: 7.1% Q1 Q1 Q2 Q2 Q1 Q2

9 55 123 212 343 435 615 947 Q1 Q2 Q3 Q4 Q1 Q2 Q3 PMI Financial Results: Strong Sequential Growth Trend in RRP Net Revenues Note: Net revenues exclude excise taxes. "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Pack design and visual are for illustrative purposes only Source: PMI Financials or estimates ($ million) Contribution to Total Net Revenues 0.9% 1.8% 3.0% 4.9% 7.2% 8.9% 12.7% 2016 2017

10 ● Q3, 2017: favorable pricing variance in all Regions, driven mainly by Asia and Latin America & Canada ● YTD September, 2017: pricing variance of $1.1 billion: - Essentially no net pricing in Russia PMI Pricing Variance Source: PMI Financials or estimates 309 1,056 1,084 YTD September 2016 YTD September 2017 Pricing Variance ($ million) Q3

11 PMI Market Share: Two Straight Quarters of Strong Sequential Growth Note: Excluding China and the U.S. Source: PMI Financials or estimates 28.1 27.7 26.4 26.8 27.5 0.2 0.3 0.5 0.7 0.9 28.3 28.0 26.9 27.5 28.4 Q3 Q4 Q1 Q2 Q3 Cigarettes PMI International Market Share (%) 2016 2017 +0.6pp +0.9pp Heated Tobacco Units

12 38.1 38.0 Q3, 2016 Q3, 2017 Note: TPD stands for the EU Tobacco Products Directive Source: PMI Financials or estimates EU Region: Market Share Essentially Flat in Q3, 2017 ● Total industry volume down by 4.5%, partly due to estimated 2016 trade inventory movements related to the TPD ● YTD September, 2017, total industry volume down by 2.7%: - Consistent with our full-year decline forecast of 2% to 3% ● Regional share essentially flat: - Share declines in Germany and Spain - Strong share gains in France and Poland ● Adjusted OCI down by 7.6%, ex- currency, primarily reflecting higher investments behind IQOS PMI Market Share (%) (0.1)pp

13 Note: Low includes super-low Source: PMI Financials or estimates, and Nielsen Russia: Strong Share Performance in Competitive Environment ● Total industry volume down by 7.9% in Q3, 2017, due largely to: - Impact of further excise tax-driven price increases - Recent growth in illicit trade ● Anticipate full-year 2017 total industry volume decline of around 7% ● QTD August, 2017 cigarette share growth, driven notably by Philip Morris ● Net price realization a challenge this year due to ongoing competitive environment PMI Cigarette Market Share (%) 16.5 17.6 5.3 4.6 5.1 5.1 26.9 27.3 QTD August 2016 QTD August 2017 +0.4pp Low Mid Premium

14 28.4 31.9 Q3, 2016 Q3, 2017 Source: PMI Financials or estimates Philippines: Strong Performance of Marlboro Continued in Q3, 2017 ● Profitability growth driven primarily by higher pricing ● Price increases at the bottom of the market further narrowed price gaps to Marlboro and Fortune ● Marlboro cigarette share growth driven by in-switching from lower-priced brands ● Cigarette share up by 1.6 points vs. Q2, 2017, reflecting share gains for Marlboro and Fortune Marlboro Cigarette Market Share (%) +3.5pp

Indonesia: Stable Cigarette Industry Volume in Q3, 2017, ex-Inventory Movements

PHILIP MORRIS INTERNATIONAL

- Cigarette industry volume up by 6.5%, primarily reflecting favorable inventory movements related to the timing of Ramadan:
  - Stable industry volume, excluding inventory movements
  - Anticipate full-year 2017 industry volume decline of around 3%
- Cigarette share down due primarily to:
  - *Sampoerna U* and *Sampoerna A*
  - Partly offset by *Dji Sam Soe Magnum Mild*
- Solid performance of *Marlboro*, reflecting:
  - Continued share growth for *Marlboro Filter Black* (machine-made kretek offer)
  - Partly offset by share decline in the "whites" segment



PMI Cigarette Market Share (%)
(0.6)pp
33.7
33.1
Other
Sampoerna U
5.9
4.2
Sampoerna A
14.0
13.2
Dji Sam Soe
6.4
8.1
Marlboro
5.0
5.2
Q3, 2016
Q3, 2017

Note: "Whites" stands for non-kretek cigarettes
Source: PMI Financials or estimates

15

16 Japan: Spectacular Performance of IQOS Continued in Q3, 2017 ● HeatSticks currently the #1 brand in our portfolio, and the #2 brand industry-wide ● Total industry volume down by 4.1% YTD September, 2017, excluding inventory movements ● On October 1st, increased retail selling prices for Marlboro cigarettes by JPY 10/pack 3.5 11.9 27.9 33.2 Q3, 2016 Q3, 2017 HeatSticks PMI Market Share (%) +5.3pp Cigarettes Note: Visual is for illustrative purposes only Source: PMI Financials or estimates, and Tobacco Institute of Japan

17 Japan: Continued Growth in HeatSticks Offtake Shares Week ending: Jan-29 Apr-2 Jul-2 Oct-1 Variance Oct-1 vs. Jul-2 Fukuoka 7.4 8.9 11.4 13.3 +1.9pp Sendai 12.9 14.9 17.1 18.6 +1.5pp Tokyo 9.5 11.6 14.8 16.2 +1.4pp National 7.6 9.6 12.7 14.6 +1.9pp 2017 Weekly Offtake Shares (%) Note: Offtake share represents select C-Store sales volume for HeatSticks as a percentage of the total retail sales volume for cigarettes and heated tobacco units Source: PMI Financials or estimates

Japan: Beginning to Fully Supply the Market with *HeatSticks*, though Device Availability Currently Constrained

PHILIP MORRIS INTERNATIONAL

***HeatSticks*:**

- Beginning to fully supply the market and build normal inventory levels commensurate with the growth in demand
- In Q3, 2017, we began the process of shifting *HeatSticks* shipments from air freight to sea freight

***IQOS* devices:**

- Currently supply-constrained due to device capacity
- Limitation should gradually ease over the coming months, in part due to the increasing contribution of devices from our second supplier
- Expect to be able to fully supply the market in early 2018

Source: PMI Financials or estimates

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19 0.2 2.5 Q2, 2017 Q3, 2017 HEETS Market Share (%) ● Launched in Seoul in May 2017 ● Expanded distribution within Seoul and other major cities ● Approximate weighted distribution coverage(a) of around 30% as of September 2017 ● High awareness: exceeded 50% among adult smokers nationally within just four months of launch ● High conversion rate: 83%(b) IQOS: Exceptional Early Performance Continues in Korea +2.3pp (a) Portion of the national cigarette distribution coverage in which heated tobacco products are also sold (b) As of September 2017. Includes converted and predominant IQOS users Source: PMI Financials or estimates, Hankook Research and Korea IQOS User Panel

20 Italy Switzerland Portugal Romania Greece National SoM (%) Approximate Weighted Distribution Coverage(a) 74% 59% 36% 48% 73% (a) Portion of the national cigarette distribution coverage in which heated tobacco products are also sold (as of September 2017) Source: PMI Financials or estimates 0.1 0.7 Q3 2016 Q3 2017 IQOS: Growing Heated Tobacco Unit National Market Shares 0.4 1.0 Q3 2016 Q3 2017 0.1 0.8 Q3 2016 Q3 2017 0.1 0.8 Q3 2016 Q3 2017 ̶ 1.4 Q3 2016 Q3 2017

21 Germany Spain Russia Ukraine Colombia Focus Area Offtake SoM (%) Focus Area (September 2017) 7 cities Barcelona & Madrid Moscow 5 cities Bogota Focus Area Cigarette Industry Volume Coverage(a) 12% 23% 7% 23% 9% 0.1 0.6 Q3 2016 Q3 2017 (a) Portion of cigarette industry volume covered by IQOS focus area in each market (as of September 2017) Source: PMI Financials or estimates IQOS: Growing Heated Tobacco Unit Offtake Shares ̶ 0.2 Q3 2016 Q3 2017 0.1 1.3 Q3 2016 Q3 2017 ̶ 1.4 Q3 2016 Q3 2017 0.2 0.8 Q3 2016 Q3 2017

22 $1.84 $4.28 2008 2017 Rewarding Our Shareholders: Attractive Dividend ● Dividends are the primary use of our operating cash flow(a) after capital expenditures ● Increased our dividend last month to an annualized rate of $4.28 per share ● Tenth consecutive year with a dividend increase: - Total increase of 132.6% since 2008 ● Attractive dividend yield of 3.8% as of last Friday (a) Net cash provided by operating activities Note: Dividend yield represents the annualized dividend on October 13, 2017, over the closing share price on that date. The closing share price for PMI was $113.99 on October 13, 2017. The 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The 2017 annualized rate is based on a quarterly dividend of $1.07 per common share, declared September 13, 2017 Source: PMI Financials or estimates PMI Dividend CAGR: 9.8%

23 Note: A detailed split of the markets by Region is included in the glossary Management Changes and New Geographic Segmentation ● Intended to drive the company's transformation towards a smoke-free future while maintaining its financial performance ● Should enable faster decision-making and a greater focus on both parts of our business ● Six geographic Regions, effective January 1, 2018: - European Union Region - Eastern Europe Region - Middle East & Africa Region and PMI Duty Free - East Asia & Australia Region - South & Southeast Asia Region - Latin America & Canada Region

24 Conclusion: Strong Outlook for Full-Year 2017 ● Very strong currency-neutral financial results in Q3, 2017, supported by a sequential improvement in our total shipment volume performance ● IQOS strong growth momentum continues: - Launched IQOS in key cities in 31 markets(a) - More than 3.7 million(b) adult consumers have already stopped smoking and switched to IQOS ● Revised 2017 EPS guidance, ex-currency and the favorable tax item recorded in the first quarter, reflecting a growth rate of approximately 9% to 10%, compared to adjusted diluted EPS of $4.48 in 2016 ● Continue to target operating cash flow(c) of approximately $8.5 billion and capital expenditures of $1.6 billion (a) Status on October 19, 2017 (b) Status at the end of September 2017 (c) Net cash provided by operating activities Source: PMI Financials or estimates

Have you downloaded the PMI Investor Relations App yet? The free IR App is available to download at the Apple App Store for iOS devices and at Google Play for Android mobile devices iOS Download Android Download Or go to: www.pmi.com/irapp 2017 Third-Quarter Results Questions & Answers Designing a Smoke-Free Future

Glossary and Reconciliation of Non-GAAP Measures Designing a Smoke-Free Future

27 Glossary: General Terms ● "PMI" refers to Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Trademarks are italicized ● Comparisons are made to the same prior-year period, unless otherwise stated ● Unless otherwise stated, references to total industry, total market, PMI volume and PMI market share performance reflect cigarettes and PMI’s heated tobacco units for those markets that have commercial sales of IQOS ● References to total international market, defined as worldwide cigarette and PMI heated tobacco unit volume excluding the United States, total industry, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business ● "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined ● "OTP" is defined as other tobacco products, primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products ● "PMI volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume ● "EU" is defined as the European Union Region ● "EEMA" is defined as Eastern Europe, Middle East and Africa and includes PMI's international duty free business ● "LA&C" is defined as the Latin America & Canada Region ● "SoM" stands for share of market

28 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Net revenues, excluding excise taxes, related to combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives ● "Operating Companies Income," or "OCI," is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net. Management evaluates business segment performance and allocates resources based on OCI ● Management reviews OCI, OCI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items

29 Glossary: Reduced-Risk Products ● "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke ● "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets ● "Combustion" is the process of burning a substance in oxygen, producing heat and often light ● "Smoke": a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns ● "Heated tobacco product" is a manufactured tobacco product that delivers a nicotine containing vapor (aerosol), without combustion of the tobacco mixture ● An "e-vapor product" is an electrical product that generates an aerosol by heating a nicotine or non-nicotine containing liquid, such as electronic cigarettes (or "e-cigarettes") ● "E-liquids" refer to a liquid solution that is used in/with e-cigarettes. E-liquids contain different levels of nicotine in a propylene glycol and/or vegetable glycerin based solution with various flavors ● "IQOS" is the brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol ● "Heated tobacco units" is the term PMI uses to refer to heated tobacco consumables, which include HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks

30 Glossary: Reduced-Risk Products ● Heated tobacco unit "offtake volume" represents the estimated retail offtake of heated tobacco units based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms ● Heated tobacco unit "offtake share" represents the estimated retail offtake volume of heated tobacco units divided by the sum of estimated total offtake volume for cigarettes, heated tobacco units and, where the data is available, other RRPs ● National market share for heated tobacco units is defined as the total sales volume for heated tobacco units as a percentage of the total estimated sales volume for cigarettes and heated tobacco units ● Net revenues, excluding excise taxes, related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, net of sales and promotion incentives ● "Converted IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks/HEETS heated tobacco units for over 95% of their daily tobacco consumption over the past seven days ● "Predominant IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks/HEETS heated tobacco units for between 70% and 95% of their daily tobacco consumption over the past seven days

31 PMI: New Geographic Segmentation (1/3) ● Andorra ● Austria ● Baltic States ● Belgium ● Bulgaria ● Canary Islands ● Croatia ● Czech Republic ● Denmark ● Finland ● France ● Germany ● Greece ● Hungary ● Iceland ● Italy ● Luxembourg ● Netherlands ● Norway ● Poland ● Portugal ● Romania ● Slovak Republic ● Slovenia ● Spain ● Sweden ● Switzerland ● United Kingdom ● Belarus ● Caucasus & Moldova ● Central Asia ● Israel ● Kazakhstan ● Russia ● South East Europe ● Ukraine European Union Region (no change) Eastern Europe Region Note: Effective January 1, 2018

32 PMI: New Geographic Segmentation (2/3) ● Algeria ● Central Africa ● Eastern Africa ● Egypt ● Indian Ocean Islands ● Iraq ● Jordan ● Kuwait ● Lebanon ● Libya ● Morocco ● Other GCC & Middle East ● Other Levant ● PMI Duty Free ● Saudi Arabia ● Southern Africa ● Tunisia ● Turkey ● Turkish Cyprus ● UAE ● West Africa ● Australia ● Hong Kong ● Japan ● Korea ● Macau ● Malaysia ● New Zealand ● People's Republic of China ● Singapore ● South Pacific ● Taiwan Middle East & Africa Region and PMI Duty Free East Asia & Australia Region Note: Effective January 1, 2018 GCC stands for to the Gulf Cooperation Council and includes Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates (UAE)

33 PMI: New Geographic Segmentation (3/3) ● Afghanistan ● Bangladesh ● Cambodia ● East Timor ● India ● Indonesia ● Laos ● Maldives ● Other South Asia ● Pakistan ● Philippines ● Thailand ● Vietnam ● Argentina ● Bolivia ● Brazil ● Canada ● Caribbean ● Chile ● Colombia ● Costa Rica ● Dominican Republic ● Ecuador ● El Salvador ● Guatemala ● Honduras ● Mexico ● Nicaragua South & Southeast Asia Region Latin America & Canada Region (no change) ● Panama ● Paraguay ● Peru ● Uruguay ● Venezuela Note: Effective January 1, 2018

34 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.27$ 1.25$ 1.6% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 1.27$ 1.25$ 1.6% Less: Currency impact (0.12) Adjusted Diluted EPS, excluding Currency 1.39$ 1.25$ 11.2%

35 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended September 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.27$ 1.25$ 1.6% Less: Currency impact (0.12) Reported Diluted EPS, excluding Currency 1.39$ 1.25$ 11.2%

36 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS For the Year Ended December 31, (Unaudited) 2016 Reported Diluted EPS 4.48$ Adjustments: Asset impairment and exit costs - Tax items - Adjuste Diluted EPS 4.48$

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2017 Net Revenues	2017 Less Excise Taxes	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions		2016 Net Revenues	2016 Less Excise Taxes	2016 Net Revenues excluding Excise Taxes	% Change in Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 5,889	$ 4,149	$ 1,740	$ (55)	$ 1,795	$ -	$ 1,795	European Union	$ 6,143	$ 4,280	$ 1,863	(6.6)%	(3.7)%	(3.7)%
3,695	2,218	1,477	(99)	1,576	-	1,576	EEMA	3,997	2,395	1,602	(7.8)%	(1.6)%	(1.6)%
4,838	2,597	2,241	56	2,185	-	2,185	Asia	4,689	2,721	1,968	13.9%	11.0%	11.0%
2,134	1,528	606	(22)	628	-	628	Latin America & Canada	1,959	1,309	650	(6.8)%	(3.4)%	(3.4)%
$ 16,556	**$ 10,492**	**$ 6,064**	**$ (120)**	**$ 6,184**	**$ -**	**$ 6,184**	**PMI Total**	**$ 16,788**	**$ 10,705**	**$ 6,083**	**(0.3)%**	**1.7%**	**1.7%**

2017 Operating Companies Income	2017 Less Currency	2017 Operating Companies Income excluding Currency	2017 Less Acquisitions	2017 Operating Companies Income excluding Currency & Acquisitions		2016 Operating Companies Income	% Change in Operating Companies Income: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 772	$ (28)	$ 800	$ -	$ 800	European Union	$ 906	(14.8)%	(11.7)%	(11.7)%
690	(12)	702	-	702	EEMA	633	9.0%	10.9%	10.9%
852	54	798	-	798	Asia	778	9.5%	2.6%	2.6%
177	(26)	203	-	203	Latin America & Canada	229	(22.7)%	(11.4)%	(11.4)%
$ 2,491	**$ (12)**	**$ 2,503**	**$ -**	**$ 2,503**	**PMI Total**	**$ 2,546**	**(2.2)%**	**(1.7)%**	**(1.7)%**

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PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2017								2016			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 772	$ -	$ 772	$ (28)	$ 800	$ -	$ 800	European Union	$ 906	$ -	$ 906	(14.8)%	(11.7)%	(11.7)%
690	-	690	(12)	702	-	702	EEMA	633	-	633	9.0%	10.9%	10.9%
852	-	852	54	798	-	798	Asia	778	-	778	9.5%	2.6%	2.6%
177	-	177	(26)	203	-	203	Latin America & Canada	229	-	229	(22.7)%	(11.4)%	(11.4)%
$ 2,491	**$ -**	**$ 2,491**	**$ (12)**	**$ 2,503**	**$ -**	**$ 2,503**	**PMI Total**	**$ 2,546**	**$ -**	**$ 2,546**	**(2.2)%**	**(1.7)%**	**(1.7)%**

2017							2016			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency(a)	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions(a)	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes(a)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 800	$ 1,795	44.6%	$ 800	$ 1,795	44.6%	European Union	$ 906	$ 1,863	48.6%	(4.0)	(4.0)
702	1,576	44.5%	702	1,576	44.5%	EEMA	633	1,602	39.5%	5.0	5.0
798	2,185	36.5%	798	2,185	36.5%	Asia	778	1,968	39.5%	(3.0)	(3.0)
203	628	32.3%	203	628	32.3%	Latin America & Canada	229	650	35.2%	(2.9)	(2.9)
$ 2,503	**$ 6,184**	**40.5%**	**$ 2,503**	**$ 6,184**	**40.5%**	**PMI Total**	**$ 2,546**	**$ 6,083**	**41.9%**	**(1.4)**	**(1.4)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

38

39 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended March 31, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.02$ 0.98$ 4.1% Adjustments: Asset impairment and exit costs - - Tax items (0.04) - Adjuste iluted EPS 0.98$ 0.98$ - Less: Currency impact - Adjusted Diluted EPS, excluding Currency 0.98$ 0.98$ - % %

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 6,921	$ 4,811	$ 2,110	$ (92)	$ 2,202	$ -	$ 2,202	European Union	$ 7,134	$ 4,979	$ 2,155	(2.1)%	2.2%	2.2%
4,492	2,817	1,675	(62)	1,737	-	1,737	EEMA	4,531	2,867	1,664	0.7%	4.4%	4.4%
5,367	2,983	2,384	(21)	2,405	-	2,405	Asia	5,212	3,079	2,133	11.8%	12.8%	12.8%
2,539	1,791	748	(20)	768	-	768	Latin America & Canada	2,164	1,467	697	7.3%	10.2%	10.2%
$ 19,319	**$ 12,402**	**$ 6,917**	**$ (195)**	**$ 7,112**	**$ -**	**$ 7,112**	**PMI Total**	**$ 19,041**	**$ 12,392**	**$ 6,649**	**4.0%**	**7.0%**	**7.0%**

2017						2016	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisitions	Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 969	$ (61)	$ 1,030	$ -	$ 1,030	European Union	$ 1,070	(9.4)%	(3.7)%	(3.7)%
733	(87)	820	-	820	EEMA	794	(7.7)%	3.3%	3.3%
836	(25)	861	-	861	Asia	749	11.6%	15.0%	15.0%
268	(26)	294	-	294	Latin America & Canada	224	19.6%	31.3%	31.3%
$ 2,806	**$ (199)**	**$ 3,005**	**$ -**	**$ 3,005**	**PMI Total**	**$ 2,837**	**(1.1)%**	**5.9%**	**5.9%**

40

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017 Operating Companies Income	2017 Less Asset Impairment & Exit Costs	2017 Adjusted Operating Companies Income	2017 Less Currency	2017 Adjusted Operating Companies Income excluding Currency	2017 Less Acquisitions	2017 Adjusted Operating Companies Income excluding Currency & Acquisitions		2016 Operating Companies Income	2016 Less Asset Impairment & Exit Costs	2016 Adjusted Operating Companies Income	% Change in Adjusted Operating Companies Income: Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 969	$ -	$ 969	$ (61)	$ 1,030	$ -	$ 1,030	European Union	$ 1,070	$ -	$ 1,070	(9.4)%	(3.7)%	(3.7)%
733	-	733	(87)	820	-	820	EEMA	794	-	794	(7.7)%	3.3%	3.3%
836	-	836	(25)	861	-	861	Asia	749	-	749	11.6%	15.0%	15.0%
268	-	268	(26)	294	-	294	Latin America & Canada	224	-	224	19.6%	31.3%	31.3%
$ 2,806	**$ -**	**$ 2,806**	**$ (199)**	**$ 3,005**	**$ -**	**$ 3,005**	**PMI Total**	**$ 2,837**	**$ -**	**$ 2,837**	**(1.1)%**	**5.9%**	**5.9%**

2017 Adjusted Operating Companies Income excluding Currency	2017 Net Revenues excluding Excise Taxes & Currency[(a)]	2017 Adjusted Operating Companies Income Margin excluding Currency	2017 Adjusted Operating Companies Income excluding Currency & Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	2017 Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		2016 Adjusted Operating Companies Income	2016 Net Revenues excluding Excise Taxes[(a)]	2016 Adjusted Operating Companies Income Margin	% Points Change: Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,030	$ 2,202	46.8%	$ 1,030	$ 2,202	46.8%	European Union	$ 1,070	$ 2,155	49.7%	(2.9)	(2.9)
820	1,737	47.2%	820	1,737	47.2%	EEMA	794	1,664	47.7%	(0.5)	(0.5)
861	2,405	35.8%	861	2,405	35.8%	Asia	749	2,133	35.1%	0.7	0.7
294	768	38.3%	294	768	38.3%	Latin America & Canada	224	697	32.1%	6.2	6.2
$ 3,005	**$ 7,112**	**42.3%**	**$ 3,005**	**$ 7,112**	**42.3%**	**PMI Total**	**$ 2,837**	**$ 6,649**	**42.7%**	**(0.4)**	**(0.4)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

41

42 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended June 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 1.14$ 1.15$ (0.9)% Adjustments: Asset impairment and exit costs - - Tax items - - Adjuste iluted EPS 1.14$ 1.15$ (0.9)% Less: Currency impact (0.11) Adjusted Diluted EPS, excluding Currency 1.25$ 1.15$ 8.7%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)

2017 Net Revenues	2017 Less Excise Taxes	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions		2016 Net Revenues	2016 Less Excise Taxes	2016 Net Revenues excluding Excise Taxes	% Change in Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 7,346	$ 5,142	$ 2,204	$ 53	$ 2,151	$ -	$ 2,151	European Union	$ 7,387	$ 5,187	$ 2,200	0.2%	(2.2)%	(2.2)%
4,990	3,207	1,783	(107)	1,890	-	1,890	EEMA	5,122	3,186	1,936	(7.9)%	(2.4)%	(2.4)%
5,846	3,116	2,730	(68)	2,798	-	2,798	Asia	5,113	2,977	2,136	27.8%	31.0%	31.0%
2,456	1,700	756	(14)	770	-	770	Latin America & Canada	2,313	1,603	710	6.5%	8.5%	8.5%
$ 20,638	**$ 13,165**	**$ 7,473**	**$ (136)**	**$ 7,609**	**$ -**	**$ 7,609**	**PMI Total**	**$ 19,935**	**$ 12,953**	**$ 6,982**	**7.0%**	**9.0%**	**9.0%**

2017 Operating Companies Income	2017 Less Currency	2017 Operating Companies Income excluding Currency	2017 Less Acquisitions	2017 Operating Companies Income excluding Currency & Acquisitions		2016 Operating Companies Income	% Change in Operating Companies Income: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 1,042	$ 7	$ 1,035	$ -	$ 1,035	European Union	$ 1,120	(7.0)%	(7.6)%	(7.6)%
765	(84)	849	-	849	EEMA	962	(20.5)%	(11.7)%	(11.7)%
1,065	(55)	1,120	-	1,120	Asia	761	39.9%	47.2%	47.2%
264	(8)	272	-	272	Latin America & Canada	224	17.9%	21.4%	21.4%
$ 3,136	**$ (140)**	**$ 3,276**	**$ -**	**$ 3,276**	**PMI Total**	**$ 3,067**	**2.2%**	**6.8%**	**6.8%**

43

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 1,042	$ -	$ 1,042	$ 7	$ 1,035	$ -	$ 1,035	European Union	$ 1,120	$ -	$ 1,120	(7.0)%	(7.6)%	(7.6)%
765	-	765	(84)	849	-	849	EEMA	962	-	962	(20.5)%	(11.7)%	(11.7)%
1,065	-	1,065	(55)	1,120	-	1,120	Asia	761	-	761	39.9%	47.2%	47.2%
264	-	264	(8)	272	-	272	Latin America & Canada	224	-	224	17.9%	21.4%	21.4%
$ 3,136	**$ -**	**$ 3,136**	**$ (140)**	**$ 3,276**	**$ -**	**$ 3,276**	**PMI Total**	**$ 3,067**	**$ -**	**$ 3,067**	**2.2%**	**6.8%**	**6.8%**

2017								2016			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 1,035	$ 2,151	48.1%	$ 1,035	$ 2,151	48.1%	European Union	$ 1,120	$ 2,200	50.9%	(2.8)	(2.8)
849	1,890	44.9%	849	1,890	44.9%	EEMA	962	1,936	49.7%	(4.8)	(4.8)
1,120	2,798	40.0%	1,120	2,798	40.0%	Asia	761	2,136	35.6%	4.4	4.4
272	770	35.3%	272	770	35.3%	Latin America & Canada	224	710	31.5%	3.8	3.8
$ 3,276	**$ 7,609**	**43.1%**	**$ 3,276**	**$ 7,609**	**43.1%**	**PMI Total**	**$ 3,067**	**$ 6,982**	**43.9%**	**(0.8)**	**(0.8)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

44

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 20,156	$ 14,102	$ 6,054	$ (94)	$ 6,148	$ -	$ 6,148	European Union	$ 20,664	$ 14,446	$ 6,218	(2.6)%	(1.1)%	(1.1)%
13,177	8,242	4,935	(268)	5,203	-	5,203	EEMA	13,650	8,448	5,202	(5.1)%	- %	- %
16,051	8,696	7,355	(33)	7,388	-	7,388	Asia	15,014	8,777	6,237	17.9%	18.5%	18.5%
7,129	5,019	2,110	(56)	2,166	-	2,166	Latin America & Canada	6,436	4,379	2,057	2.6%	5.3%	5.3%
$ 56,513	**$ 36,059**	**$ 20,454**	**$ (451)**	**$ 20,905**	**$ -**	**$ 20,905**	**PMI Total**	**$ 55,764**	**$ 36,050**	**$ 19,714**	**3.8%**	**6.0%**	**6.0%**

2017						2016	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisitions	Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 2,783	$ (82)	$ 2,865	$ -	$ 2,865	European Union	$ 3,096	(10.1)%	(7.5)%	(7.5)%
2,188	(183)	2,371	-	2,371	EEMA	2,389	(8.4)%	(0.8)%	(0.8)%
2,753	(26)	2,779	-	2,779	Asia	2,288	20.3%	21.5%	21.5%
709	(60)	769	-	769	Latin America & Canada	677	4.7%	13.6%	13.6%
$ 8,433	**$ (351)**	**$ 8,784**	**$ -**	**$ 8,784**	**PMI Total**	**$ 8,450**	**(0.2)%**	**4.0%**	**4.0%**

45

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 2,783	$ -	$ 2,783	$ (82)	$ 2,865	$ -	$ 2,865	European Union	$ 3,096	$ -	$ 3,096	(10.1)%	(7.5)%	(7.5)%
2,188	-	2,188	(183)	2,371	-	2,371	EEMA	2,389	-	2,389	(8.4)%	(0.8)%	(0.8)%
2,753	-	2,753	(26)	2,779	-	2,779	Asia	2,288	-	2,288	20.3%	21.5%	21.5%
709	-	709	(60)	769	-	769	Latin America & Canada	677	-	677	4.7%	13.6%	13.6%
$ 8,433	**$ -**	**$ 8,433**	**$ (351)**	**$ 8,784**	**$ -**	**$ 8,784**	**PMI Total**	**$ 8,450**	**$ -**	**$ 8,450**	**(0.2)%**	**4.0%**	**4.0%**

2017								2016			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 2,865	$ 6,148	46.6%	$ 2,865	$ 6,148	46.6%	European Union	$ 3,096	$ 6,218	49.8%	(3.2)	(3.2)
2,371	5,203	45.6%	2,371	5,203	45.6%	EEMA	2,389	5,202	45.9%	(0.3)	(0.3)
2,779	7,388	37.6%	2,779	7,388	37.6%	Asia	2,288	6,237	36.7%	0.9	0.9
769	2,166	35.5%	769	2,166	35.5%	Latin America & Canada	677	2,057	32.9%	2.6	2.6
$ 8,784	**$ 20,905**	**42.0%**	**$ 8,784**	**$ 20,905**	**42.0%**	**PMI Total**	**$ 8,450**	**$ 19,714**	**42.9%**	**(0.9)**	**(0.9)**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

46

47 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 3.43$ 3.38$ 1.5% Adjustments: Asset impairment and exit costs - - Tax items (0.04) - Adjuste iluted EPS 3.39$ 3.38$ 0.3% Less: Currency impact (0.23) Adjusted Diluted EPS, excluding Currency 3.62$ 3.38$ 7.1%

48 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Nine Months Ended September 30, (Unaudited) 2017 2016 % Change Reported Diluted EPS 3.43$ 3.38$ 1.5% Less: Currency impact (0.23) Reported Diluted EPS, excluding Currency 3.66$ 3.38$ 8.3%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
($ in millions)
(Unaudited)

	2016					
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full-Year	
Net Revenues						
Combustible Products[a]	$ 16,732	$ 18,917	$ 19,721	$ 18,844	$ 74,214	
Reduced-Risk Products[b]	56	124	214	345	739	(c)
PMI Total	**$ 16,788**	**$ 19,041**	**$ 19,935**	**$ 19,189**	**$ 74,953**	
Net Revenues excluding Excise Taxes[e]						
Combustible Products	$ 6,028	$ 6,526	$ 6,770	$ 6,628	$ 25,952	
Reduced-Risk Products	55	123	212	343	733	(d)
PMI Total	**$ 6,083**	**$ 6,649**	**$ 6,982**	**$ 6,971**	**$ 26,685**	

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) Primarily in Asia Region. Reduced-risk products net revenues in our Asia Region are as follows: Q1: $47, Q2: $111, Q3: $196, Q4: $312 and full year: $666

(d) Primarily in Asia Region. Reduced-risk products net revenues, excluding excise taxes, in our Asia Region are as follows: Q1: $47, Q2: $111, Q3: $196,Q4: $312 and full year: $666

(e) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

49

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
For the Quarters Ended March 31,
($ in millions)
(Unaudited)

2017								2016			% Change in Combustible Products Net Revenues excluding Excise Taxes		
Net Revenues[a]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Combustible Products	Net Revenues[a]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 5,852	$ 4,143	$ 1,709	$ (55)	$ 1,764	$ -	$ 1,764	European Union	$ 6,134	$ 4,279	$ 1,855	(7.9)%	(4.9)%	(4.9)%
3,687	2,218	1,470	(99)	1,569	-	1,569	EEMA	3,998	2,395	1,603	(8.3)%	(2.1)%	(2.1)%
4,442	2,597	1,845	38	1,806	-	1,806	Asia	4,642	2,722	1,921	(4.0)%	(6.0)%	(6.0)%
2,134	1,529	605	(22)	627	-	627	Latin America & Canada	1,958	1,309	650	(6.8)%	(3.5)%	(3.5)%
$ 16,116	$ 10,487	$ 5,629	$ (137)	$ 5,766	$ -	$ 5,766	Total Combustible	$ 16,732	$ 10,704	$ 6,028	(6.6)%	(4.3)%	(4.3)%

2017								2016			% Change in Reduced-Risk Products Net Revenues excluding Excise Taxes		
Net Revenues[b]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Reduced-Risk Products	Net Revenues[b]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 36	$ 5	$ 31	$ (1)	$ 33	$ -	$ 33	European Union	$ 9	$ 0	$ 9	+100%	+100%	+100%
8	1	7	0	7	-	7	EEMA	(1)	0	(1)	+100%	+100%	+100%
396	0	396	18	379	-	379	Asia	47	-	47	+100%	+100%	+100%
0	0	0	0	0	-	0	Latin America & Canada	1	0	0	20.0%	12.5%	12.5%
$ 440	$ 5	$ 435	$ 17	$ 418	$ -	$ 418	Total RRPs	$ 56	$ 1	$ 55	+100%	+100%	+100%
$ 16,556	$ 10,492	$ 6,064	$ (120)	$ 6,184	$ -	$ 6,184	PMI Total	$ 16,788	$ 10,705	$ 6,083	(0.3)%	1.7%	1.7%

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

Note: Sum of product categories or Regions might not foot to PMI total due to rounding

50

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
For the Quarters Ended June 30,
($ in millions)
(Unaudited)

2017 Net Revenues[(a)]	2017 Less Excise Taxes[(c)]	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions	Combustible Products	2016 Net Revenues[(a)]	2016 Less Excise Taxes[(c)]	2016 Net Revenues excluding Excise Taxes	% Change in Combustible Products Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 6,862	$ 4,802	$ 2,060	$ (89)	$ 2,150	$ -	$ 2,150	European Union	$ 7,122	$ 4,979	$ 2,143	(3.8)%	0.3%	0.3%
4,474	2,815	1,659	(61)	1,720	-	1,720	EEMA	4,531	2,867	1,664	(0.3)%	3.4%	3.4%
4,816	2,981	1,835	(19)	1,854	-	1,854	Asia	5,100	3,079	2,022	(9.2)%	(8.3)%	(8.3)%
2,538	1,790	748	(21)	768	-	768	Latin America & Canada	2,164	1,467	697	7.3%	10.2%	10.2%
$ 18,691	**$ 12,388**	**$ 6,302**	**$ (190)**	**$ 6,493**	**$ -**	**$ 6,493**	**Total Combustible**	**$ 18,917**	**$ 12,391**	**$ 6,526**	**(3.4)%**	**(0.5)%**	**(0.5)%**

2017 Net Revenues[(b)]	2017 Less Excise Taxes[(c)]	2017 Net Revenues excluding Excise Taxes	2017 Less Currency	2017 Net Revenues excluding Excise Taxes & Currency	2017 Less Acquisitions	2017 Net Revenues excluding Excise Taxes, Currency & Acquisitions	Reduced-Risk Products	2016 Net Revenues[(b)]	2016 Less Excise Taxes[(c)]	2016 Net Revenues excluding Excise Taxes	% Change in Reduced-Risk Products Net Revenues excluding Excise Taxes: Total	Excluding Currency	Excluding Currency & Acquisitions
$ 59	$ 9	$ 50	$ (2)	$ 52	$ -	$ 52	European Union	$ 12	$ 1	$ 11	+100%	+100%	+100%
18	2	16	-	16	-	16	EEMA	-	-	-	+100%	+100%	+100%
551	2	549	(2)	551	-	551	Asia	111	-	111	+100%	+100%	+100%
1	0	1	-	1	-	1	Latin America & Canada	1	0	0	+100%	+100%	+100%
$ 628	**$ 13**	**$ 615**	**$ (4)**	**$ 620**	**$ -**	**$ 620**	**Total RRPs**	**$ 124**	**$ 1**	**$ 123**	**+100%**	**+100%**	**+100%**
$ 19,319	**$ 12,402**	**$ 6,917**	**$ (195)**	**$ 7,112**	**$ -**	**$ 7,112**	**PMI Total**	**$ 19,041**	**$ 12,392**	**$ 6,649**	**4.0%**	**7.0%**	**7.0%**

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

Note: Sum of product categories or Regions might not foot to PMI total due to rounding

51

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Selected Financial Data by Product Category
For the Quarters Ended September 30,
($ in millions)
(Unaudited)

2017								2016			% Change in Combustible Products Net Revenues excluding Excise Taxes		
Net Revenues[a]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Combustible Products	Net Revenues[a]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 7,269	$ 5,129	$ 2,139	$ 53	$ 2,086	$ -	$ 2,086	European Union	$ 7,374	$ 5,186	$ 2,188	(2.2)%	(4.6)%	(4.6)%
4,947	3,205	1,742	(107)	1,849	-	1,849	EEMA	5,118	3,186	1,932	(9.8)%	(4.3)%	(4.3)%
4,974	3,085	1,889	(27)	1,916	-	1,916	Asia	4,917	2,977	1,940	(2.7)%	(1.3)%	(1.3)%
2,454	1,699	755	(14)	769	-	769	Latin America & Canada	2,312	1,603	710	6.4%	8.4%	8.4%
$ 19,644	$ 13,119	$ 6,526	$ (95)	$ 6,620	$ -	$ 6,620	**Total Combustible**	$ 19,722	$ 12,952	$ 6,770	(3.6)%	(2.2)%	(2.2)%

2017								2016			% Change in Reduced-Risk Products Net Revenues excluding Excise Taxes		
Net Revenues[b]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions	Reduced-Risk Products	Net Revenues[b]	Less Excise Taxes[c]	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 79	$ 14	$ 65	$ 1	$ 63	$ -	$ 63	European Union	$ 14	$ 1	$ 13	+100%	+100%	+100%
43	3	41	-	41	-	41	EEMA	4	-	4	+100%	+100%	+100%
871	30	841	(42)	883	-	883	Asia	196	-	196	+100%	+100%	+100%
1	-	1	-	1	-	1	Latin America & Canada	-	-	-	+100%	+100%	+100%
$ 994	$ 47	$ 947	$ (41)	$ 988	$ -	$ 988	**Total RRPs**	$ 214	$ 2	$ 212	+100%	+100%	+100%
$ 20,638	$ 13,165	$ 7,473	$ (136)	$ 7,609	$ -	$ 7,609	**PMI Total**	$ 19,935	$ 12,953	$ 6,982	7.0%	9.0%	9.0%

(a) Net revenue amounts for our combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our cigarettes and other tobacco products combined. Other tobacco products primarily include tobacco for roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos and do not include reduced-risk products

(b) Net revenue amounts for our reduced-risk products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives. These net revenue amounts consist of the sale of our heated tobacco units, our *IQOS* devices and related accessories, and other nicotine-containing products, which primarily include our e-vapor products. Reduced-risk products is the term we use to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. We have a range of reduced-risk products in various stages of development, scientific assessment and commercialization. Because our reduced-risk products do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

(c) PMI often collects excise taxes from its customers and then remits them to governments, and, in those circumstances, PMI includes the excise taxes in its net revenues and in excise taxes on products. In some jurisdictions, including Japan, PMI is not responsible for collecting excise taxes

Note: Sum of product categories or Regions might not foot to PMI total due to rounding

52

2017 Third-Quarter Results October 19, 2017 Designing a Smoke-Free Future